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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 13, 2002
                                                 -------------------------------



                                   Viador Inc.
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               (Exact name of registrant as specified in charter)

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

          Delaware                  0-27741            94-3234636
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(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)      Identification No.)


           977 Benecia Avenue, Synnyvale, California          94085
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           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code       (408) 735-5956
                                                  ------------------------------


    2000 Charleston Road, Suite 1000, Mountain View, California        94043
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events
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     On March 13, 2002, Viador, Inc. announced that it had entered into an agreement which provides up to $3.0 million in convertible debt financing. The financing was offered through existing investors.

     Please see the attached press release.


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         Viador Inc.
                                                    --------------------
                                                        (Registrant)


Date: March 20, 2002                          By:      /s/ STAN X. WANG
                                                 ---------------------------
                                                         Stan X. Wang
                                                     President and Chief
                                                      Executive Officer


                                       3

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                                 EXHIBITS INDEX
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     Exhibit    Description
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       99.1     Press Release, dated March 13, 2002, issued by Viador Inc.
                announcing convertible debt financing agreement.